UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

Dreyfus Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28
Date of reporting period:	02/28/19

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

ANNUAL REPORT February 28, 2019

Dreyfus Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Infrastructure Fund, Inc., covering the 12-month period from March 1, 2018 through February 28, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, markets experienced volatility as global growth trends diverged and geopolitical pressures worried investors. Developed economies outside of the U.S. softened while the U.S. economy continued to grow at a healthy rate. Volatility quickly subsided, and robust growth and strong corporate earnings supported U.S. stock returns throughout the summer while other developed markets continued to decline.

A broad sell-off started in October, partly due to heightened concerns about interest rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indexes while losses deepened in international markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest rate increases in 2019 helped stimulate a rebound across equity markets that lasted throughout the end of the reporting period.

Fixed income markets struggled the first half of the period as interest rates and inflation rose, pressuring most bond prices. Favorable U.S. equity market performance fed investor risk appetites, reducing the demand for Treasuries and increasing yields. However, equity volatility in October triggered a flight to quality in the bond market, raising Treasury prices and flattening the yield curve. Growth concerns also affected corporate bonds, causing increased spreads and hurting prices throughout the end of the calendar year. After encouraging comments by the Fed in January, Bond markets rebounded and many indices continued to experience moderately positive returns through the end of February.

We expect economic momentum to continue in the U.S., but we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
March 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2018 through February 28, 2019, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 28, 2019, Dreyfus Municipal Bond Infrastructure Fund, Inc. achieved a total return of 3.62% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.6360 per share, which reflects a distribution rate of 5.02%.2

Municipal bonds produced positive total returns due to favorable supply-and-demand dynamics and a risk-off investment environment. The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support, or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities, and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

A “Flight to Quality” and Supply-and-Demand Dynamics Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including concerns about trade tensions, slowing economic momentum as represented by mixed economic data, the record-long partial shutdown of the federal government and the hawkish stance of the Federal Reserve. These factors gave rise to a “flight to quality” that was advantageous for municipal bonds.

Municipal bonds also benefited from favorable supply-and-demand dynamics. Although new issuance was positive, a large number of bonds reached maturity during the period, resulting in a decline in net supply. While demand suffered early on, it became exceptionally strong in

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

2019 as investors in higher-tax states began to feel the impact of the new cap on the federal deductibility of state and local taxes. This resulted in strong inflows to municipal bond mutual funds as these investors began to seek tax-exempt income.

However, demand at the longer end of the municipal bond curve suffered. Insurance companies and international buyers have continued to add marginally to demand, but banks, which tend to focus on longer-term bonds, have been selling their holdings. Accounting rule changes and the tax-reform legislation of December 2017, which reduced corporate tax rates, have reduced the appeal of tax-exempt bonds for corporate buyers, especially banks.

On balance, however, the municipal bond market outperformed Treasuries. This caused the ratio of municipal yields to Treasury yields to decline, reflecting that outperformance. The municipal bond curve flattened in the 2- to 10-year range as a result of strong retail demand, especially at the 10-year maturity. But the municipal bond curve steepened at the long end, due largely to the weakened demand from banks noted above.

Credit spreads widened somewhat early in the reporting period due to fund outflows but tightened subsequently as flows strengthened. In the lower-rated segment of the market, developments related to tobacco-backed bonds and to Puerto Rico affected the market. Tobacco bonds, those backed by certain states’ settlement of litigation with U.S. tobacco companies, were hurt by a proposal by the Food and Drug Administration to ban menthol cigarettes.

Strong sales of e-cigarettes and other non-traditional tobacco products, the revenues of which do not go to fund tobacco bond payments, also hindered this segment of the market. In addition, in Puerto Rico, an agreement was reached specifying how much tax revenue should be allocated to general obligation (GO) bonds versus sales tax bonds, providing investors with some additional clarity. Nevertheless, the island’s fiscal situation remains a concern given weak employment and population outflows.

Generally, fundamentals in the municipal bond market remain healthy. Strong economic growth has boosted tax revenues, fiscal balances, and “rainy-day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding has also improved.

Longer-Term Bonds Boosted Fund Results

The fund’s ability to generate competitive levels of tax-exempt income was enhanced during the reporting period by overweighted exposure to longer maturities. Duration positioning benefited performance, although the long portion of the curve lagged the intermediate portion in price appreciation.

Although disappointments proved relatively mild during the reporting period, tobacco-backed bonds lagged market averages and were the primary detractor. In addition, widening spreads hurt the fund generally, and especially with regard to its holdings of charter school bonds. Asset allocation also hindered performance as GO bonds outperformed revenue bonds.

A Constructive Investment Posture

We anticipate that economic growth will slow somewhat and that Treasury rates will rise modestly, but we are constructive on the market because municipal bonds historically have been less sensitive to rising interest rates, and with net supply expected to decline, supply-and-demand dynamics are likely to be supportive. Municipal market fundamentals also remain strong, but we will continue to monitor state finances and pension funding.

If volatility returns, we could add lower-rated investment-grade bonds to the portfolio. We have trimmed our holdings of tobacco-backed bonds, and we anticipate leaving the fund’s leverage unchanged over the near term.

March 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION

February 28, 2019 (Unaudited)

Market Price per share February 28, 2019			$12.67
Shares Outstanding February 28, 2019			18,381,981
New York Stock Exchange Ticker Symbol			DMB
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended February 28, 2019
	Quarter Ended May 31, 2018	Quarter Ended August 31, 2018	Quarter Ended November 30, 2018	Quarter Ended February 28, 2019
High	$12.66	$12.78	$12.65	$12.79
Low	12.13	12.30	11.74	11.77
Close	12.57	12.65	12.56	12.67
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations) through February 28, 2019				16.72%
March 1, 2018 through February 28, 2019				8.49
June 1, 2018 through February 28, 2019				4.73
September 1, 2018 through February 28, 2019				2.77
December 1, 2018 through February 28, 2019				2.17

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)				$14.295
February 28, 2018				13.96
May 31, 2018				14.04
August 31, 2018				14.06
November 30, 2018				13.58
February 28, 2019				13.75
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations) through February 28, 2019				32.88%
March 1, 2018 through February 28, 2019				3.62
June 1, 2018 through February 28, 2019				1.72
September 1, 2018 through February 28, 2019				0.31
December 1, 2018 through February 28, 2019				2.52
† With dividends reinvested.

STATEMENT OF INVESTMENTS

February 28, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9%
Alabama - 2.5%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	5.75	6/1/2045	1,500,000		1,607,010
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	6.00	6/1/2050	2,350,000		2,545,990
Jefferson County, Sewer Revenue Bonds Warrants	0/7.90	10/1/2050	2,500,000	[a]	2,196,900
				6,349,900
Arizona - 6.2%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franlin Charter School Ltd.)	6.00	7/1/2052	2,000,000	[b]	2,103,300
Phoenix Industrial Development Authority, Education Facility Revenue Bonds (BASIS Schools Projects)	5.00	7/1/2045	2,000,000	[b]	2,028,000
Pima County Industrial Development Authority, Education Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,000,000	[b]	962,310
Pima County Industrial Development Authority, Education Revenue Bonds (Arizona Charter Schools Refunding Project)	5.38	7/1/2031	4,355,000		4,603,192
Salt Verde Financial Corporation, Senior Gas Revenue Bonds	5.00	12/1/2037	5,000,000		5,921,700
				15,618,502
California - 11.9%
California Statewide Communities Development Authority, Revenue Bonds (Baptist University)	5.00	11/1/2041	1,875,000	[b]	2,033,831
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University)	6.38	11/1/2043	2,035,000		2,299,285
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Ser. A-1	5.00	6/1/2047	2,500,000		2,413,300

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9% (continued)
California - 11.9% (continued)
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/2047	14,000,000	[c]	2,249,800
Long Beach Bond Finance Authority, Natural Gas Purchase Revenue Bonds	5.50	11/15/2037	5,000,000		6,321,650
Riverside County Transportation Commission, Senior Lien Toll Revenue Bonds	5.75	6/1/2044	3,250,000		3,543,767
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,500,000		2,726,075
Tobacco Securitization Authority, North Tobacco Settlement Revenue Bonds (Capital Appreciation-2nd Sub-Asset Backed C)	0.00	6/1/2045	29,370,000	[c]	3,127,318
University of California Regents, Medical Center Pooled Revenue Bonds	5.00	5/15/2043	5,000,000		5,436,300
				30,151,326
Colorado - 4.6%
City and County of Denver, Airport System Subordinate Revenue Bonds	5.25	11/15/2043	5,000,000		5,486,100
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System)	5.00	1/1/2044	2,500,000		2,702,775
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/2046	1,910,000		2,015,910
Sterling Ranch Community Authority Board, Board Supported Revenue Bonds	5.00	12/1/2038	1,500,000		1,508,505
				11,713,290
District of Columbia - .8%
District of Columbia, Revenue Bonds (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/2023	1,700,000	[d]	2,001,971
Florida - 2.1%
Davie, Educational Facilities Revenue Bonds (Nova Southeastern University Project)	5.63	4/1/2043	4,805,000		5,316,972
Georgia - 1.0%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Group)	5.00	4/1/2042	1,250,000		1,371,463

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Georgia - 1.0% (continued)
Gainesville and Hall County Development Authority, Educational Facilities Revenue Bonds (Riverside Military Academy)	5.00	3/1/2037	1,000,000		1,043,480
				2,414,943
Illinois - 12.8%
Chicago, GO (Project and Refunding Series)	6.00	1/1/2038	2,500,000		2,813,275
Chicago Board of Education, GO	5.00	12/1/2035	1,500,000		1,565,745
Chicago O'Hare International Airport, Customer Facility Charge Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.75	1/1/2043	3,750,000		4,199,287
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		2,767,600
Illinois, GO, Ser. C	5.00	11/1/2029	2,600,000		2,786,446
Illinois, GO, Ser. D	5.00	11/1/2026	3,500,000		3,804,640
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue Bonds (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/2036	2,500,000	[c]	1,124,550
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2053	2,500,000		2,603,325
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds (The University of Chicago)) Non-recourse	5.00	10/1/2040	7,000,000	[b,e]	7,874,982
University of Illinois Board of Trustees, Revenue Bonds (Auxiliary Facilities System) Series A	5.00	4/1/2044	2,500,000		2,734,100
				32,273,950
Indiana - 8.4%
Indiana Finance Authority, HR (The King's Daughters' Hospital and Health Services)	5.50	8/15/2040	7,425,000		7,698,463
Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds (Ohio Valley Electric Corporation Project)	5.00	6/1/2032	2,750,000		2,758,772

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Indiana - 8.4% (continued)
Indiana Finance Authority, Private Activity Bonds (Ohio River Bridges East End Crossing Project)	5.00	7/1/2040	5,000,000	5,294,550
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living)	6.00	11/15/2041	3,500,000	3,877,195
Indiana Finance Authority, Revenue Bonds (Parkview Health System Group) Ser. A	5.00	11/1/2043	1,500,000	1,675,185
				21,304,165
Iowa - 2.9%
Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Company Project)	5.25	12/1/2025	7,000,000	7,429,940
Kansas - .8%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project)	5.25	11/15/2053	1,000,000	1,012,050
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,000,000	1,010,500
				2,022,550
Kentucky - .4%
Christian County, HR (Jennie Stuart Medical Center)	5.50	2/1/2044	1,000,000	1,070,150
Louisiana - 1.7%
Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds (Impala Warehousing LLC Project)	6.50	7/1/2036	2,000,000	2,175,100
New Orleans, Sewerage Service Revenue Bonds	5.00	6/1/2044	2,000,000	2,129,820
				4,304,920
Maryland - .4%
Rockville, Economic Development Revenue Bonds (Ingelside at King Farm Project)	5.00	11/1/2047	1,000,000	1,034,740
Massachusetts - 2.5%
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Issue)	6.50	11/15/2023	2,000,000	[b,d] 2,402,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Massachusetts - 2.5% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[b]	1,035,210
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,550,000		1,773,247
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,057,617
				6,268,574
Michigan - 7.0%
Detroit, Water Supply System Senior Lien Revenue Bonds	5.25	7/1/2041	2,250,000		2,394,787
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/2039	4,990,000		5,311,506
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/2021	10,000	[d]	10,880
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/2036	2,250,000		2,450,790
Michigan Tobacco Settlement Finance Authority, Revenue Bonds	0.00	6/1/2058	41,200,000	[c]	1,078,616
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/2034	5,000,000		4,969,850
Wayne County Airport Authority, Airport Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual Assurance Company)	5.00	12/1/2039	1,250,000		1,391,250
				17,607,679
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Group)	5.00	2/15/2058	2,000,000		2,163,460

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Missouri - 1.7%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds (Saint Louis College of Pharmacy)	5.50	5/1/2043	2,000,000	2,122,340
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue Bonds (Friendship Village Sunset Hills)	5.00	9/1/2042	1,000,000	1,016,310
St Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group)	5.25	9/1/2053	1,000,000	1,029,370
				4,168,020
Nevada - .4%
Reno, Sales Tax Revenue Bonds, Refunding (Reno Transportation Rail Access Project) (Insured; Assured Guaranty Municipal Corporation) Series 2018 A	4.00	6/1/2058	1,000,000	1,000,500
New Jersey - 7.4%
New Jersey Economic Development Authority, Private Activity Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000	2,721,375
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.25	6/15/2027	2,500,000	2,811,200
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.25	6/15/2040	2,000,000	2,126,420
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.13	9/15/2023	2,500,000	2,699,375
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.25	9/15/2029	4,500,000	4,888,530
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds (San Francisco City)	4.00	4/1/2024	2,320,000	2,475,904
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue Bonds	5.00	6/15/2046	1,000,000	1,055,240
				18,778,044

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9% (continued)
New York - 16.2%
New York City, GO Notes (LOC; TD Bank)	1.75	4/1/2036	2,310,000	[f]	2,310,000
New York City Industrial Development Agency, PILOT Revenue Bonds (Queens Baseball Stadium Project) (Insured; AMBAC)	5.00	1/1/2036	8,000,000		8,021,040
New York Counties Tobacco Trust V, Revenue Bonds	0.00	6/1/2050	7,825,000	[c]	1,010,599
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[b]	3,649,345
New York State Dormitory Authority, Revenue Bonds (Saint John's University)	5.00	7/1/2044	2,000,000		2,179,540
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Convanta Holding Project) Series 2018 A	4.75	11/1/2042	2,000,000	[b]	1,985,820
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metro Transportation Authority, Revenue Bonds)	5.00	11/15/2038	15,000,000	[b,e]	16,192,537
Triborough Bridge & Tunnel Authority, GO, Refunding, Ser. C	1.70	1/1/2032	5,000,000	[g]	5,000,000
TSASC Inc., Tobacco Settlement Subordinate Bonds	5.00	6/1/2048	585,000		562,331
				40,911,212
Ohio - 6.6%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.25	6/1/2037	7,000,000		6,917,470
Cuyahoga County, Revenue Bonds (The Metrohealth System)	5.25	2/15/2047	2,500,000		2,667,075
Muskingum County, Hospital Facilities Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/2044	7,000,000		7,156,870
				16,741,415
Oklahoma - .6%
Tulsa County Industrial Authority, Senior Living Community Revenue Bonds (Montereau Inc. Project)	5.25	11/15/2045	1,500,000		1,620,135

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Pennsylvania - 11.6%
Allentown Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[b]	1,066,820
Clairton Municipal Authority, Sewer Revenue Bonds	5.00	12/1/2042	1,500,000		1,581,360
Clairton Municipal Authority, Sewer Revenue Bonds	5.00	12/1/2037	4,000,000		4,252,560
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Thomas Jefferson University)	5.00	9/1/2045	3,000,000		3,342,750
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2042	5,000,000		5,326,200
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania Turnpike Commission, Turnpike Revenue Bonds)	5.00	12/1/2042	13,000,000	[b,e]	13,836,060
				29,405,750
South Carolina - 2.8%
South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds (The Lutheran Homes of South Carolina, Inc.)	5.13	5/1/2048	1,750,000		1,754,743
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.13	12/1/2043	5,000,000		5,351,600
				7,106,343
Texas - 15.6%
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,660,575
Clifton Higher Education Finance Corporation, Education Revenue Bonds (International Leadership of Texas)	5.75	8/15/2045	2,500,000		2,533,450
Clifton Higher Education Finance Corporation, Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	3,500,000		3,611,510
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,537,035

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Texas - 15.6% (continued)
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue Bonds (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/2035	500,000	451,675
North Texas Education Finance Corporation, Education Revenue Bonds (Uplift Education)	5.13	12/1/2042	3,000,000	3,117,210
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Health Care System Project)) Non-recourse	5.00	11/15/2038	7,410,000	[b,e] 8,017,587
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas-Fort Worth, International Airport Revenue Bonds)	5.00	11/1/2045	15,000,000	[b,e] 15,716,775
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds	5.00	8/15/2041	2,500,000	2,648,250
				39,294,067
U.S. Related - 2.0%
Guam Waterworks Authority, Water and Wastewater System Revenue Bonds	5.50	7/1/2043	3,000,000	3,210,870
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2035	1,750,000	1,816,500
				5,027,370
Virginia - 5.3%
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/2040	7,640,000	7,980,973
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/2042	5,000,000	5,341,850
				13,322,823

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.9% (continued)
Washington - 2.1%
Washington Health Care Facilities Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/2042	5,000,000	5,358,600
Wisconsin - 6.7%
Public Finance Agency of Wisconsin, Senior Airport Facilities Revenue Bonds (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/2042	5,000,000	5,246,200
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Series 2018 A-1	6.38	1/1/2048	1,750,000	[b] 1,799,035
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.)	5.25	4/15/2035	4,000,000	4,561,840
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Beaver Dam Community Hospitals, Inc.)	5.25	8/15/2034	3,000,000	3,178,230
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Sauk-Prairie Memorial Hospital, Inc. Project)	5.38	2/1/2048	2,000,000	2,048,320
				16,833,625
Total Investments (cost $346,656,400)			145.9%	368,614,936
Liabilities, Less Cash and Receivables			(16.2%)	(40,947,279)
VMTPS, at liquidation value			(29.7%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	252,667,657

VMTPS—Variable Rate Muni Term Preferred Shares

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2019, these securities were valued at $82,241,147 or 32.55% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Collateral for floating rate borrowings.

f Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	31.1
Education	24.5
Medical	21.5
General Obligation	15.6
Utilities	10.0
Tobacco Settlement	8.8
Development	8.6
Airport	7.3
Nursing Homes	6.9
Water	3.6
Special Tax	2.2
Prerefunded	1.8
Single Family Housing	1.0
Facilities	.9
Pollution	.8
Higher Education	.7
School District	.6
145.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	346,656,400	368,614,936
Cash		5,111,432
Interest receivable		4,109,044
Prepaid expenses		2,902
		377,838,314
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		194,968
Payable for floating rate notes issued—Note 3		42,055,000
Payable for investment securities purchased		6,552,129
Dividends payable to Common Shareholders		974,245
Interest and expense payable related to floating rate notes issued—Note 3		292,353
Directors fees and expenses payable		7,808
Accrued expenses		94,154
		50,170,657
VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		252,667,657
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,381,981 shares issued and outstanding)		18,382
Paid-in capital		262,292,646
Total distributable earnings (loss)		(9,643,371)
Net Assets Applicable to Common Shareholders ($)		252,667,657
Shares Outstanding
(250 million shares authorized)		18,381,981
Net Asset Value Per Share of Common Stock ($)		13.75

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 28, 2019

Investment Income ($):
Interest Income	17,697,065
Expenses:
Management fee—Note 2(a)	2,416,567
VMTPS interest expense and fees—Note 1(f)	1,811,897
Interest and expense related to floating rate notes issued—Note 3	910,190
Professional fees	142,728
Amortization of VMTPS offering costs—Note 1(f)	79,938
Directors’ fees and expenses—Note 2(c)	42,053
Shareholders’ reports	34,572
Registration fees	25,729
Shareholder servicing costs	12,918
Redemption and paying agent fees—Note 2(b)	7,950
Custodian fees—Note 2(b)	2,400
Miscellaneous	84,332
Total Expenses	5,571,274
Investment Income—Net	12,125,791
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	1,298,378
Net unrealized appreciation (depreciation) on investments	(5,631,353)
Net Realized and Unrealized Gain (Loss) on Investments	(4,332,975)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	7,792,816

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended February 28, 2019

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(66,417,549)
Proceeds from sales of portfolio securities	69,993,889
Interest received	17,497,913
Paid to The Dreyfus Corporation	(2,417,923)
Operating expenses paid	(325,666)
Net Cash Provided by Operating Activities		18,330,664
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(11,690,940)
Interest and expense related to floating
rate notes issued paid	(849,831)
VMTPS interest expense paid	(1,926,246)
Net Cash Provided in Financing Activities		(14,467,017)
Net Increase (Decrease) in cash		3,863,647
Cash at beginning of period		1,247,785
Cash at end of period		5,111,432
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		7,792,816
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(4,579,878)
Decrease in interest receivable		215,648
Amortization of VMTPS offering costs		79,938
Decrease in prepaid expenses		30,189
Decrease in Due to The Dreyfus Corporation and affiliates		(1,356)
Increase in payable for investment securities purchased		6,552,129
Interest and expense related to floating rate notes issued		910,190
VMTPS interest expense and fees		1,811,897
Decrease in Directors fees and expense payable		(7,961)
Increase in accrued expenses		4,788
Net unrealized depreciation on investments		5,631,353
Net amortization of premiums on investments		(109,089)
Net Cash Provided by Operating Activities		18,330,664

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2019	2018[a]
Operations ($):
Investment income—net	12,125,791	12,646,692
Net realized gain (loss) on investments	1,298,378	1,269,394
Net unrealized appreciation (depreciation) on investments	(5,631,353)	2,852,179
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	7,792,816	16,768,265
Distributions ($):
Distributions to Common Shareholders	(11,690,940)	(11,690,940)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,898,124)	5,077,325
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	256,565,781	251,488,456
End of Period	252,667,657	256,565,781

[a]Distributions to common shareholders include only distributions from net investment income. Undistributed investment income—net was $990,125 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.96	13.68	14.04	13.85	12.42
Investment Operations:
Investment income—net[a]	.66	.69	.68	.71	.73
Net realized and unrealized gain (loss) on investments	(.23)	.23	(.33)	.23	1.45
Total from Investment Operations	.43	.92	.35	.94	2.18
Distributions to Common Shareholders:
Dividends from investment income—net	(.64)	(.64)	(.71)	(.75)	(.75)
Net asset value, end of period	13.75	13.96	13.68	14.04	13.85
Market value, end of period	12.67	12.29	12.68	12.86	12.80
Total Return (%)[b]	8.49	1.78	3.97	6.81	20.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19	2.02	1.85	1.67	1.67
Ratio of net expenses to average net assets	2.19	2.02	1.85	1.67	1.67
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	1.07	.90	.70	.53	.54
Ratio of net investment income to average net assets	4.76	4.89	4.79	5.19	5.45
Portfolio Turnover Rate	21.46	9.77	9.72	8.38	12.81
Asset coverage of VMTPS, end of period	437	442	435	444	439
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	252,668	256,566	251,488	258,102	254,585
VMTPS outstanding, end of period ($ x 1,000)	75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	42,055	42,055	42,055	36,805	36,805

a Based on average common shares outstanding.

b Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus that serves as the fund’s sub-investment adviser, was renamed Mellon Investments Corporation (the “Sub adviser”). The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of February 1, 2021. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	368,614,936	-	368,614,936
Liabilities ($)
Floating Rate Notes††	-	(42,055,000)	-	(42,055,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At February 28, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

NOTES TO FINANCIAL STATEMENTS (continued)

On February 4, 2019, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on March 1, 2019 to Common Shareholders of record as of the close of business on February 19, 2019. The ex-dividend date was February 15, 2019.

(d) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 1.74% on February 27, 2019. The dividend rate as of February 28, 2019 for the VMTPS was 2.69%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,495,771, accumulated capital losses $33,421,924 and unrealized appreciation $22,383,013.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 28, 2019. The fund has $31,229,492 of short-term capital losses and $2,192,432 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2019 and February 28, 2018 were as follows: tax-exempt income $11,644,558 and $11,679,884, and ordinary income $46,382 and $11,056, respectively.

During the period ended February 28, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, dividend reclassification and nondeductable VMTPS offering costs, the fund increased total distributable earnings (loss) by $16,916 and decreased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of February 1, 2021. Dividends paid to VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the VMTPS.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and the Sub adviser, Dreyfus pays the Sub adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 28, 2019, the fund was charged $2,400 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended February 28, 2019, the fund was charged $7,950 for the services provided by the Redemption and Paying Agent.

During the period ended February 28, 2019, the fund was charged $7,669 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $184,178, custodian fees $3,000, Redemption and Paying Agent fees $4,637 and Chief Compliance Officer fees $3,153.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2019, amounted to $72,969,678 and $69,993,889, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2019 was approximately $42,055,000, with a related weighted average annualized interest rate of 2.16%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended February 28, 2019 was approximately $75,000,000, with a related weighted average annualized interest rate of 2.42%.

At February 28, 2019, the cost of investments for federal income tax purposes was $304,176,923; accordingly, accumulated net unrealized

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $22,383,013, consisting of $23,447,715 gross unrealized appreciation and $1,064,702 gross unrealized depreciation.

NOTE 4—Subsequent Event:

On March 4, 2019, the fund announced that, effective on or about June 3, 2019 (the “Effective Date”), the fund will change its name from Dreyfus Municipal Bond Infrastructure Fund, Inc. to BNY Mellon Municipal Bond Infrastructure Fund, Inc. In addition, on the Effective Date, Dreyfus, the fund’s investment adviser and administrator, will change its name to “BNY Mellon Investment Adviser, Inc.”

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Municipal Bond Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”), including the statement of investments, as of February 28, 2019, and the related statements of operations and cash flows, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
April 24, 2019

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 43006, Providence, RI 02940-3006.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued VMTPS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

ADDITIONAL INFORMATION (Unaudited) (continued)

Supplemental Information

During the period ended February 28, 2019, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund's portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended February 28, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $46,382 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (2013)

Current term expires in 2020

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Francine J. Bovich (67)

Board Member (2015)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Isabel P. Dunst (72)

Board Member (2014)

Current term expires in 2020

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

J. Charles Cardona (63)

Board Member (2014)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the MBSC Securities Corporation (“MBSC”) (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)

Board Member (2013)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)

Board Member (2014)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (69)

Board Member (2014)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (72)

Board Member (2013)

Current term expires in 2020

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 77

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

Gordon J. Davis (77)

Board Member (2013)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2012.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 until August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 until February 2016. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 28 years old and has been an employee of the Manager since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since December 2012.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
J. Charles Cardona	Chief Compliance Officer
Gordon J. Davis†	Joseph W. Connolly
Isabel P. Dunst
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
† Interested Board Member
†† Elected by holders of VMTPS	Manager
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	The Bank of New York Mellon
Jeff Prusnofsky	(VMTP Shares)
Peter M. Sullivan	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Treasurer	Initial SEC Effective Date
James Windels	4/26/13
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol
Robert Salviolo

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DMB

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805AR0219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,997 in 2018 and $37,644 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,448 in 2018 and $6,807 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,674 in 2018 and $3,506 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,136,713 in 2018 and $44,991,178 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

                        Francine J. Bovich

                        J. Charles Cardona

                        Joseph S. DiMartino

                        Isabel P. Dunst

                        Nathan Leventhal

                        Robin A. Melvin

                        Roslyn L. Watson

                        Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of  Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio.

Information regarding how the fund’s proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus’ website, by the following August 31st, at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the fund’s Form N-PX.

Proxy Voting by Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the “BNY Mellon Voting Guidelines”).  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus (“BNYM”) has proxy voting authority).

Securities Out on Loan.  It is Dreyfus’ policy to seek to vote all proxies for securities held in the funds’ portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients’ voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the “Proxy Advisers”)) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2019, Jeffrey Burger, Daniel Rabasco and Thomas Casey of Mellon Investments Corporation (“Mellon”), an affiliate of Dreyfus, are primarily responsible for the day-to day management of the registrant’s portfolio.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	12	$4.6B	2	$298M	451	$1.4B
Daniel Rabasco	17	$8.3B	0	0	64	$3.7B
Thomas Casey	10	$4.9B	0	0	501	$5.1B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the management of Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)(3) Portfolio Manager Compensation. The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Mellon’s overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Mellon.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    April 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    April 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)